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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

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                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                         Securities and Exchange Act of 1934


          Date of Report (Date of earliest event reported): November 10, 1997

                                BT Energy Corporation
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                (Exact name of registrant as specified in its charter)


                Delaware                  0-12435           31-1062127
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      (State or other jurisdiction      (Commission        (IRS Employer
            of incorporation)           File Number)     Identification No.)


            6505 Rockside Road, Suite 325, Independence, Ohio 44131-2342
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                      (Address of principal executive offices)


Registrant's telephone number, including area code:   216-573-6500

                                         N/A
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            (Former name or former address, if changed since last report)


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    Item 4. Changes in Registrant's Certifying Accountant.


    (a) Previous Independent Accountants:

         Effective November 10, 1997, the accounting firm of Aherns, Flack & Co., L.L.C. resigned as the independent accountants of BT Energy Corporation (the "Company"). The accounting firm had been recently engaged by the Company on October 1, 1997, and had not rendered any financial statements on behalf of the Company prior to its resignation. In connection with its brief representation of the Company, there have been no disagreements with Aherns, Flack & Co., L.L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Company has requested that Aherns, Flack & Co., L.L.C. furnish it with a letter addressed to the Securities & Exchange Commission, stating whether or not it agrees with the above statements. A copy of such letter, dated December 3, 1997, is filed as Exhibit 16.1 to this Form 8-K.



    (b) New Independent Accountants:

         The Company has engaged the accounting firm of Pustorino, Puglisi & Co., LLP, as the new independent public accountants for the Company, effective November 11, 1997.




    Item 7. Financial Statements and Exhibits.


    (c) Exhibits.

    16.1   Letter of Aherns, Flack & Co., L.L.C., dated December  3, 1997.

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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BT Energy Corporation



                               By: /s/ A.T. Stautberg, Jr., Pres.
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                                       A.T. Stautberg, Jr., Pres.


Date: December 3, 1997